                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)           April 27, 1999
                                                --------------------------------


                          VERITAS SOFTWARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-22712                   94-2823068
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


           1600 Plymouth St.
       Mountain View, California                                    94043
----------------------------------------                         -----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (650) 335-8000
                                                  ------------------------------



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Item 5: Other Events


                On April 27, 1999, VERITAS Software Corporation and the Network and Storage Management Group ("NSMG") of Seagate Software, Inc., a majority-owned subsidiary of Seagate Technology, Inc., issued a press release announcing the release of an attached schedule of pro forma unaudited quarterly statements of operations for Seagate Software NSMG for the years ended January 1, 1999 and January 2, 1998.



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Item 7: Financial Statements and Exhibits.

        (c)     Exhibits

                2.2 Amended and Restated Agreement and Plan of Reorganization among VERITAS Holding Corporation, VERITAS Software Corporation, Seagate Technology, Inc., Seagate Software, Inc. ("Seagate Software") and Seagate Software Network & Storage Management Group (incorporated by reference to Exhibit 2.01 of the Registration Statement on Form S-4 of VERITAS Holding Corporation filed with the Securities and Exchange Commission on April 22, 1999, Registration No. 333-76531)

                99.1    Press release dated April 27, 1999



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 1999

                                        VERITAS SOFTWARE CORPORATION



                                        By: /s/ KENNETH E. LONCHAR
                                           -------------------------------------
                                           Kenneth E. Lonchar
                                           Senior Vice President, Finance
                                           and Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------
99.1           Press release dated April 27, 1999